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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) AUGUST 4, 2000
                                                          --------------

                               RADISYS CORPORATION

STATE OF OREGON                      0-26844            93-0945232
--------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission        (IRS Employer
 incorporation or organization)     File No.)        Identification No.)

5445 NE DAWSON CREEK DRIVE, HILLSBORO, OR                 97124
--------------------------------------------------------------------------------
(Address of principal executive offices                 (Zip Code)

                                 (503) 615-1100
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                   NO CHANGE
--------------------------------------------------------------------------------
     (Former name, former address and former fiscal year, if changed since last report)


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ITEM 5.  OTHER EVENTS

     On August 4, 2000 RadiSys Corporation (the "Company") announced that it agreed to privately place $100 million aggregate principal amount (excluding any over-allotments) of convertible subordinated notes. The Company's press release announcing the proposed offering is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS.

                  99.1     Press release dated August 4, 2000.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:   August 10, 2000.


                           RADISYS CORPORATION



                           By: /s/ STEPHEN F. LOUGHLIN
                               ------------------------------------
                               Stephen F. Loughlin
                               Vice President of Finance and Administration and Chief Financial Officer






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                                  EXHIBIT INDEX
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EXHIBIT           DESCRIPTION
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

  99.1            Press release dated August 4, 2000.

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